Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $60,000,000 of deferred compensation obligations under the AT&T Broadband Deferred Compensation Plan; and

         WHEREAS, the undersigned is both a director and an officer of the Company, as indicated below his signature:

         NOW,  THEREFORE,  the   undersigned  hereby  constitutes  and  appoints
C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as both a director and an officer of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of November, 2000.

                                  /s/   C. Michael Armstrong
                                        -------------------------
                                        C. Michael Armstrong
                                        Chairman of the Board and
                                          Chief Executive Officer

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $60,000,000 of deferred compensation obligations under the AT&T Broadband Deferred Compensation Plan; and

         WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

         NOW,  THEREFORE,  the  undersigned  hereby   constitutes  and  appoints
C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of November, 2000.

                                  /s/   N. S. Cyprus
                                        --------------------
                                        N. S. Cyprus
                                        Vice President and Controller

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $60,000,000 of deferred compensation obligations under the AT&T Broadband Deferred Compensation Plan; and

         WHEREAS, the undersigned is an officer of the Company, as indicated below his signature:

         NOW,  THEREFORE,  the  undersigned  hereby   constitutes  and  appoints
M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as an officer of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of November, 2000.

                                  /s/   C. H. Noski
                                        -----------------
                                        C. H. Noski
                                        Senior Executive Vice President
                                          and Chief Financial Officer

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $60,000,000 of deferred compensation obligations under the AT&T Broadband Deferred Compensation Plan; and

         WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

         NOW,  THEREFORE,  the  undersigned   hereby  constitutes  and  appoints
C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of November, 2000.

                                  /s/   Kenneth T. Derr
                                        -------------------
                                        Kenneth T. Derr
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $60,000,000 of deferred compensation obligations under the AT&T Broadband Deferred Compensation Plan; and

         WHEREAS, the undersigned is a director of the Company, as indicated below her signature:

         NOW,  THEREFORE,  the  undersigned   hereby  constitutes  and  appoints
C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for her and in her name, place and stead, and in her capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of November, 2000.

                                  /s/   M. Kathryn Eickhoff
                                        ----------------------
                                        M. Kathryn Eickhoff
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $60,000,000 of deferred compensation obligations under the AT&T Broadband Deferred Compensation Plan; and

         WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

         NOW,  THEREFORE,  the  undersigned   hereby  constitutes  and  appoints
C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of November, 2000.

                                  /s/   Walter Y. Elisha
                                        ------------------------
                                        Walter Y. Elisha
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $60,000,000 of deferred compensation obligations under the AT&T Broadband Deferred Compensation Plan; and

         WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

         NOW,  THEREFORE,  the  undersigned   hereby  constitutes  and  appoints
C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of November, 2000.

                                  /s/   George M.C. Fisher
                                        ------------------------
                                        George M. C. Fisher
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $60,000,000 of deferred compensation obligations under the AT&T Broadband Deferred Compensation Plan; and

         WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

         NOW,  THEREFORE,  the  undersigned   hereby  constitutes  and  appoints
C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of November, 2000.

                                  /s/   Donald V. Fites
                                        -------------------
                                        Donald V. Fites
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $60,000,000 of deferred compensation obligations under the AT&T Broadband Deferred Compensation Plan; and

         WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

         NOW,  THEREFORE,  the  undersigned   hereby  constitutes  and  appoints
C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of November, 2000.

                                  /s/   Amos B. Hostetter, Jr.
                                        --------------------------
                                        Amos B. Hostetter, Jr.
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $60,000,000 of deferred compensation obligations under the AT&T Broadband Deferred Compensation Plan; and

         WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

         NOW,  THEREFORE,  the  undersigned   hereby  constitutes  and  appoints
C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of November, 2000.

                                  /s/   Ralph S. Larsen
                                        -------------------
                                        Ralph S. Larsen
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $60,000,000 of deferred compensation obligations under the AT&T Broadband Deferred Compensation Plan; and

         WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

         NOW,  THEREFORE,  the  undersigned   hereby  constitutes  and  appoints
C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of November, 2000.

                                  /s/   Donald F. McHenry
                                        ---------------------
                                        Donald F. McHenry
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $60,000,000 of deferred compensation obligations under the AT&T Broadband Deferred Compensation Plan; and

         WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

         NOW,  THEREFORE,  the  undersigned   hereby  constitutes  and  appoints
C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of November, 2000.

                                  /s/   John C. Malone
                                        ------------------
                                        John C. Malone
                                        Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $60,000,000 of deferred compensation obligations under the AT&T Broadband Deferred Compensation Plan; and

         WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

         NOW,  THEREFORE,  the  undersigned   hereby  constitutes  and  appoints
C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of November, 2000.

                                  /s/   Louis A. Simpson
                                        --------------------
                                        Louis A. Simpson
                                        Director

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $60,000,000 of deferred compensation obligations under the AT&T Broadband Deferred Compensation Plan; and

         WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

         NOW,  THEREFORE,  the  undersigned   hereby  constitutes  and  appoints
C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of November, 2000.

                                  /s/   Michael I. Sovern
                                        ---------------------
                                        Michael I. Sovern
                                        Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $60,000,000 of deferred compensation obligations under the AT&T Broadband Deferred Compensation Plan; and

         WHEREAS, the undersigned is a director of the Company, as indicated below his signature:

         NOW,  THEREFORE,  the  undersigned   hereby  constitutes  and  appoints
C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of November, 2000.

                                  /s/   Sanford I. Weill
                                        --------------------
                                        Sanford I. Weill
                                        Director

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AT&T CORP., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements with respect to up to $60,000,000 of deferred compensation obligations under the AT&T Broadband Deferred Compensation Plan; and

         WHEREAS, the undersigned is an officer and director of the Company, as indicated below his signature:

         NOW,  THEREFORE,  the  undersigned   hereby  constitutes  and  appoints
C. H. NOSKI, M. J. WASSER and E. M. DWYER, and each of them, as attorneys for him and in his name, place and stead, and in his capacity as a director of the Company, to execute and file any such registration statements with respect to the above-described deferred compensation obligations, and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing, hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.


         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 15th day of November, 2000.

                                  /s/   John D. Zeglis
                                        ------------------
                                        John D. Zeglis
                                        Chairman and Chief
                                          Executive Officer - AT&T
                                        Wireless Group and Director